THE                     BEAR                    STEARNS                    FUNDS

                        Emerging Markets Debt Portfolio
                             LETTER TO SHAREHOLDERS

                                                               November 13, 1995
Dear Shareholders,

Bear Stearns Funds Management Inc. assumed the responsibility for managing Emerging Markets Debt Portfolio (the "Portfolio") on May 4, 1995. Since that time, the Portfolio has benefited from a reduction in the concerns surrounding emerging market regions and Latin America in particular. Though questions remain and risks linger, we remain cautiously optimistic on the prospects for emerging market debt securities, and for Latin American securities in particular.

This letter provides us with the opportunity to outline recent developments in the markets, and in the Portfolio's current structure. First, however, we would like to briefly review two key changes that we have implemented in the Portfolio's approach to the emerging markets, changes that we believe will be beneficial to the Portfolio's future performance. One, we have upgraded the Portfolio's liquidity, and arguably, its credit quality as well. By eliminating the allocation to corporate debt, we have exchanged corporate obligations for sovereign Brady bonds which, because of the nature of the Brady market, has had the additional benefit of increasing the Portfolio's yield. We plan on shifting some of our weightings to the corporate sector when valuations there become compelling.

Second, we have eliminated the Portfolio's historical emphasis on floating-rate securities. The emphasis on "floaters" limited the potential for capital gains during periods in which the general level of interest rates was declining. We do not have a particular bias in favor of floating or fixed rate securities. Rather, we seek positions in those securities that have the most relative value, regardless of their underlying interest rate structure. Because the emerging markets are, by definition, less developed, market inefficiencies create opportunities to profit from changes in the relative values of different securities within each market, regardless of changes in the general level of interest rates.

CURRENT STRUCTURE

As of September 30, 1995, two-thirds of the Portfolio's assets were invested in various Latin American countries. The remaining one-third included positions in Asia, Eastern Europe and Africa. All of these positions were denominated in U.S. dollars and represented obligations of the sovereign government. Over three-quarters were Brady bonds, with the balance represented by sovereign loan securities and cash.

MARKET OVERVIEW

The Portfolio's calendar year-to-date (January 1, 1995 through September 30,
1995) total return was 9.8% based on class A shares. Further performance data for each class of shares during this reporting period is available in the Financial Highlights section of this report. This performance reflected the cumulative impact of a number of positive developments which, for clarity, we list below:

- the first quarter announcement of substantial "rescue" packages for Mexico and Argentina,

- the re-election in Argentina of President Carlos Menem, the individual who introduced free market reforms into the country,

-    lower-than-expected inflation in many emerging market countries,

-    the unexpected assignment of an investment grade rating to Poland,

-    strong capital inflows into Brazil, and

- the introduction of programs in Argentina and Brazil to begin repurchasing outstanding Brady bond debt.

These developments contributed to a reduction in the fear and uncertainty surrounding emerging markets. The risk premium that investors required to hold the debt of emerging markets declined. As investors became more comfortable with the near-term outlook for these markets, they redeployed the cash reserves that they had raised earlier in this market.

OUTLOOK

We continue to be cautiously optimistic on the prospects for emerging market debt. The market remains attractively valued, for reasons discussed below:

- Emerging market debt remains attractive versus both U.S. Treasuries and the U.S. high yield market. Due to the recent rally, year-to-date returns for the market modestly exceed those of U.S. government securities. The field of emerging market debt remains substantially in excess of the yields on both U.S. governments and high yield bonds; according to Salomon Brothers, Brady bonds yield more than 700 basis points (bps) (7.00%) over U.S. Treasuries and more than 300 bps (3.00%) over U.S. high yield debt.

- Inflation in many emerging market countries continues to be significantly below earlier expectations. While some of the progress on inflation simply reflects the effects of slower growth or recessions in several countries, there is little evidence of any decision to combat these conditions with excessive money creation.

- The potential for additional reductions in U.S. short-term rates is very supportive. Investors are likely to be more willing to purchase emerging market country debt in search of higher yields during periods in which the U.S. Federal Reserve is seen as supportive of the bond market.

- The international financial community remains supportive. The World Bank and the International Monetary Fund continue to oversee the development and the operation of international support packages, allowing debtor nations more time to implement reforms. While reform efforts have run into obstacles in some countries, there is generally little evidence of a reduced commitment to these reforms at the most senior levels of government. In fact, in several countries, political leaders have viewed the current environment as an opportunity to accelerate the pace of reforms.

We are monitoring and taking into consideration a number of specific risks in various countries which could significantly affect the performance of emerging market country debt. Nevertheless, because emerging market country debt remains attractive on a relative basis, our approach during our brief period as your portfolio manager has been to remain essentially fully invested, seeking to profit from relative value opportunities within individual countries as well as among countries and across regions.

We thank you for your continued interest in the Portfolio, and would be pleased to respond to your questions or comments. If you have any questions concerning the Portfolio, please call 1-800-766-4111.

                                          Sincerely,

               [SIG]                         [SIG]
Robert S. Reitzes                            Edward R. Vaimberg
Chairman of the Board                        Portfolio Manager

THE                     BEAR                    STEARNS                    FUNDS

                       Emerging Markets Debt Portfolio(1)

             COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN EMERGING MARKETS DEBT PORTFOLIO CLASS A SHARES(2) VS. VARIOUS INDICES
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                         EMERGING MARKETS DEBT PORTFOLIO CLASS A     MICROPAL     SALOMON BRADY BOND INDEX
May 5,1995                                                    9625       10000                          10000
May 31,1995                                                  10262       10467                          10525
June 15,1995
June 30,1995                                                 10352       10544                          10674
July 31,1995                                                 10300       10593                          10701
August 31,1995                                               10562       10768                          10808
September 30,1995                                            10963       11158                          11416

                         MIDATLANTIC CONSUMER PRICE INDEX
May 5,1995                                            10000
May 31,1995                                           10026
June 15,1995
June 30,1995                                          10039
July 31,1995                                       10059.11
August 31,1995                                     10072.19
September 30,1995                                  10085.28

                                                TOTAL RETURN
                                                         WITH APPLICABLE SALES     WITHOUT APPLICABLE SALES
                                                               LOAD AND                    LOAD AND
                                                           CDSC, IF ANY, AND      CDSC, IF ANY, AND INCLUDING
                                                             INCLUDING FEE                    FEE
                                                          WAIVERS AND EXPENSE         WAIVERS AND EXPENSE
                                                            REIMBURSEMENTS              REIMBURSEMENTS
                                                       -------------------------  ---------------------------
Emerging Markets Debt Portfolio(1)(4)
    Class A shares(5)................................               9.63%                      13.94%
    Class C shares(2)(6).............................               5.80                        6.85
Salomon Brothers Brady Bond Mutual Fund Index(3).....              14.16                          --
Midatlantic Consumer Price Index(3)..................               0.85                          --

----------
(1) For the period May 4, 1995 through September 30, 1995, Bear Stearns Funds Management Inc. assumed the daily portfolio management responsibility for the Portfolio. For the period May 3, 1993 (commencement of investment operations) through May 3, 1995 the Portfolio's investment adviser was BEA Associates and those results are not shown.

(2) Assuming no redemption of shares at the end of the period, the return of class C shares (for which July 26, 1995 was the initial public offering date) would have been higher than class A if operations were commenced on the same day. The higher return is due to the fact that there is no initial sales load charged to class C shares.

(3) The chart assumes a hypothetical $10,000 initial investment in the Portfolio and reflects all Portfolio expenses. Investors should note that the Portfolio is a professionally managed mutual fund while the indices are either unmanaged and do not incur sales charges and/or expenses and are not available for investment.

(4) Bear Stearns Funds Management Inc. waived its investment management fee and agreed to voluntarily reimburse a portion of the Portfolio's operating expenses to maintain the expense limitation, as set forth in the notes to the financial statements.

(5) Reflects the initial maximum 3.75% sales load. Excluding fee waivers and expense reimbursements, the total return would have been 9.09% with a sales load charged and 13.34% without a sales load charged.

(6) Reflects the maximum 1.00% CDSC. Excluding fee waivers and expense reimbursements, the total return would have been (5.93)% with a CDSC charged at end of the period and (5.01)% without a CDSC charged at the end of the period.

CDSC -- Contingent Deferred Sales Charge.

THE                     BEAR                    STEARNS                    FUNDS

                        Emerging Markets Debt Portfolio

                               SEPTEMBER 30, 1995
                                  (UNAUDITED)

                                DIVERSIFICATION+

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

          COUNTRY
Argentina                         14.4%
Bulgaria                           4.5%
Panama                             4.3%
Poland                             4.8%
Russia                             4.4%
Brazil                            21.0%
Costa Rica                         3.8%
Ecuador                            3.8%
Mexico                            13.9%
Morocco                            5.3%
Philippines                        3.8%
Nigeria                            4.0%
Venezuela                          4.2%
U.S.                               7.8%
                                 100.0%
INVESTMENT
Brady Bonds                       78.3%
Bank Loans                        13.9%
Emerging Mkt. Short-Term           7.8%
                                 100.0%

 + Expressed as a percentage of total investments at market value.

--------------------------------------------------------------------------------
TOP TEN EMERGING MARKETS DEBT HOLDINGS

                                                                                         % OF
RANK HOLDINGS                                            CURRENCY    SECURITY TYPE    NET ASSETS
------------------------------------------------------  -----------  -------------  ---------------
  1. Republic of Argentina, Discount Bond, 6.88%, due
    March 31, 2023                                      U.S. Dollar  Brady Bond          8.62
  2. Federal Republic of Brazil, Eligible Interest,
    7.25%, due April 15, 2006                           U.S. Dollar  Brady Bond          7.44
  3. United Mexican States, Discount Bond, Series B,
    7.19%, due December 31, 2019                        U.S. Dollar  Brady Bond          7.41
  4. Federal Republic of Brazil, Note, PIK Series C,
    8.00%, due April 15, 2014                           U.S. Dollar  Brady Bond          6.68
  5. Federal Republic of Brazil, Discount Bond, 7.25%,
    due April 15, 2024                                  U.S. Dollar  Brady Bond          6.30
  6. Republic of Argentina, Bond, 6.81%, due March 31,
    2005                                                U.S. Dollar  Brady Bond          5.34
  7. The Kingdom of Morocco, Tranche A, Bank Loan
    Participation, due January 1, 2009                  U.S. Dollar  Bank Loan           5.17
  8. Republic of Bulgaria, FLIRB, Series A, 2.00%, due
    July 28, 2012                                       U.S. Dollar  Brady Bond          4.41
  9. Vneshekonombank, Bank Loan Participation           U.S. Dollar  Bank Loan           4.24
 10. The Republic of Panama, Bank Loan Participation    U.S. Dollar  Bank Loan           4.12

THE                     BEAR                    STEARNS                    FUNDS

                        Emerging Markets Debt Portfolio
                            PORTFOLIO OF INVESTMENTS
                               SEPTEMBER 30, 1995
                                  (UNAUDITED)

----------------------------------------------------------------------------------------------------
PRINCIPAL
AMOUNT                                                              INTEREST   MATURITY    MARKET
(000'S)+                                                              RATE       DATE       VALUE

----------------------------------------------------------------------------------------------------
                FIXED AND FLOATING RATE INVESTMENTS--89.56%

                ARGENTINA - 13.96%
                SOVEREIGN
     2,500      Republic of Argentina, Bond (a)(b)................      6.81%  03/31/05  $ 1,550,000
     4,300      Republic of Argentina, Discount Bond (a)(b).......      6.88   03/31/23    2,499,375
                                                                                         -----------
                Total Argentina (cost - $4,958,613)...............                         4,049,375
                                                                                         -----------

                BRAZIL - 20.42%
                SOVEREIGN
     3,000      Federal Republic of Brazil, Discount Bond
                (a)(b)............................................      7.25   04/15/24    1,826,250
     3,250      Federal Republic of Brazil, EI (a)(b).............      7.25   04/15/06    2,157,188
     3,641      Federal Republic of Brazil, PIK, Series C (b).....      8.00   04/15/14    1,939,045
                                                                                         -----------
                Total Brazil (cost - $5,600,029)..................                         5,922,483
                                                                                         -----------

                BULGARIA - 4.41%
                SOVEREIGN
     4,850      Republic of Bulgaria, FLIRB, Series A (a)(b)
                (cost - $1,319,686)...............................      2.00   07/28/12    1,279,187
                                                                                         -----------

                COSTA RICA - 3.70%
                SOVEREIGN
     1,900      The Republic of Costa Rica, Principal Bond, Series
                A (b)
                (cost - $1,544,924)...............................      6.25   05/21/10    1,073,500
                                                                                         -----------

                ECUADOR - 3.71%
                SOVEREIGN
       900      The Republic of Ecuador, Discount Bond (b)(c).....      6.81   02/28/25      443,250
     1,941      The Republic of Ecuador, PDI Bond (a)(b)(c).......      6.81   02/28/15      633,190
                                                                                         -----------
                Total Ecuador (cost - $1,097,498).................                         1,076,440
                                                                                         -----------

                MEXICO - 13.48%
                SOVEREIGN
       250      United Mexican States, Discount Bond, Series A
                (a)(b)(d).........................................      7.22   12/31/19      176,094
     3,050      United Mexican States, Discount Bond, Series B
                (b)(d)............................................      7.19   12/31/19    2,148,344
       750      United Mexican States, Discount Bond, Series C
                (a)(b)(d).........................................      6.97   12/31/19      528,281
     1,500      United Mexican States, Discount Bond, Series D
                (b)(d)............................................      6.88   12/31/19    1,056,562
                                                                                         -----------
                Total Mexico (cost - $3,962,766)..................                         3,909,281
                                                                                         -----------

The accompanying notes are an integral part of the financial statements.

THE                     BEAR                    STEARNS                    FUNDS

                        Emerging Markets Debt Portfolio
                            PORTFOLIO OF INVESTMENTS
                               SEPTEMBER 30, 1995
                                  (UNAUDITED)

----------------------------------------------------------------------------------------------------
PRINCIPAL
AMOUNT                                                              INTEREST   MATURITY    MARKET
(000'S)+                                                              RATE       DATE       VALUE

----------------------------------------------------------------------------------------------------
                MOROCCO - 5.17%
                SOVEREIGN
     2,400      The Kingdom of Morocco, Tranche A, Bank Loan
                Participation (a)
                (cost - $1,667,807)...............................      6.69%  01/01/09  $ 1,498,500
                                                                                         -----------

                NIGERIA - 3.88%
                SOVEREIGN
     2,500      Central Bank of Nigeria, Par Bond (b)(c)(e)
                (cost - $1,291,635)...............................      6.25   11/15/20    1,125,000
                                                                                         -----------

                PANAMA - 4.12%
                SOVEREIGN
     2,000      The Republic of Panama, Bank Loan Participation
                (f)(g)
                (cost - $1,540,000)...............................     --%       --        1,195,000
                                                                                         -----------

                PHILIPPINES - 3.72%
                SOVEREIGN
     2,000      Republic of the Philippines, FLIRB, Series B
                (a)(b)
                (cost - $1,083,250)...............................      5.00   06/01/08    1,078,000
                                                                                         -----------

                POLAND - 4.68%
                SOVEREIGN
     1,100      The Polish People's Republic, Discount Bond
                (a)(b)............................................      7.13   10/27/24      851,125
       800      The Polish People's Republic, Par Bond (b)........      3.25   10/27/14      505,000
                                                                                         -----------
                Total Poland (cost - $1,357,313)..................                         1,356,125
                                                                                         -----------

                RUSSIA - 4.24%
                SOVEREIGN
     3,750      Vneshekonombank, Bank Loan Participation (f)
                (cost - $1,430,625)...............................   --          --        1,230,469
                                                                                         -----------

                VENEZUELA - 4.07%
                SOVEREIGN
     2,300      Republic of Venezuela, Par Bond, Series A (b)
                (cost - $1,181,625)...............................      6.75   03/31/20    1,178,750
                                                                                         -----------
                Total Long-Term Investments (cost -
                $28,035,771)......................................                        25,972,110
                                                                                         -----------

The accompanying notes are an integral part of the financial statements.

THE                     BEAR                    STEARNS                    FUNDS

                        Emerging Markets Debt Portfolio
                            PORTFOLIO OF INVESTMENTS
                               SEPTEMBER 30, 1995
                                  (UNAUDITED)

----------------------------------------------------------------------------------------------------
PRINCIPAL
AMOUNT                                                              INTEREST   MATURITY    MARKET
(000'S)+                                                              RATE       DATE       VALUE

----------------------------------------------------------------------------------------------------
                SHORT-TERM INVESTMENTS - 7.61%

                GRAND CAYMAN - 7.61%
     2,206      Brown Brothers Harriman & Co.
                Call Account
                (cost - $2,206,000)...............................      4.75%     *      $ 2,206,000
                                                                                         -----------
                Total Investments (cost - $30,241,771) - 97.17%...                        28,178,110
                Other assets in excess of liabilities - 2.83%.....                           820,427
                                                                                         -----------
                Net Assets - 100.00%..............................                       $28,998,537
                                                                                         -----------
                                                                                         -----------

---------
+     Denominated in United States dollars unless otherwise indicated.
* Variable rate account. Rates reset on daily basis; amounts available generally on the same business day.
(a)    Adjustable rate; rate reset based on London Interbank Offered Rate
       ("LIBOR").
(b)    Brady bond.
(c)    Step-up coupon; coupon increases at periodic intervals.
(d)    With additional 337,793, 4,121,072, 1,013,378 and 2,026,757 value recovery rights attached respectively, with no market value.
(e)    With an additional 750 warrants attached with no market value.
(f)     Non-income producing security.
(g) In the process of converting to a Brady bond issue, the conversion date has not been finalized.
EI     Eligible Interest.
FLIRB  Front-Loaded Interest Reduction Bond.
PDI   Past Due Interest.
PIK    Payment-In-Kind.

The accompanying notes are an integral part of the financial statements.

THE                     BEAR                    STEARNS                    FUNDS

                        Emerging Markets Debt Portfolio
                      STATEMENT OF ASSETS AND LIABILITIES
                               SEPTEMBER 30, 1995
                                  (UNAUDITED)

ASSETS
  Investments, at value (cost - $30,241,771).........................................  $28,178,110
  Cash...............................................................................         708
  Receivable for investment securities sold..........................................   2,502,385
  Interest receivable................................................................     916,055
  Receivable for Portfolio shares sold...............................................       9,683
  Deferred organization expenses and other assets....................................     239,689
                                                                                       ----------
        Total assets.................................................................  31,846,630
                                                                                       ----------
LIABILITIES
  Payable for investment securities purchased........................................   2,366,170
  Payable for Portfolio shares repurchased...........................................     346,395
  Distribution fee payable...........................................................      25,799
  Accrued expenses and other liabilities.............................................     109,729
                                                                                       ----------
        Total liabilities............................................................   2,848,093
                                                                                       ----------
NET ASSETS
  Capital stock, $0.001 par value (unlimited shares of beneficial interest
   authorized).......................................................................       3,574
  Paid-in capital....................................................................  38,106,137
  Undistributed net investment income................................................     114,527
  Accumulated net realized losses from investments and other assets and liabilities denominated in foreign currencies.................................................  (7,162,040)
  Net unrealized depreciation of investments.........................................  (2,063,661)
                                                                                       ----------
        Net assets applicable to shares outstanding..................................  $28,998,537
                                                                                       ----------
                                                                                       ----------
CLASS A
  Net assets.........................................................................  $28,969,187
                                                                                       ----------
  Shares of beneficial interest outstanding..........................................   3,570,385
                                                                                       ----------
  Net asset value per share..........................................................       $8.11
  Maximum offering price per share (net asset value plus sales charge of 3.75%* of
   the offering price)...............................................................       $8.43
CLASS C
  Net assets.........................................................................  $   29,350
                                                                                       ----------
  Shares of beneficial interest outstanding..........................................       3,619
                                                                                       ----------
  Net asset value per share and the offering price per share**.......................       $8.11

--------
* On investments of $50,000 or more, the offering price is reduced. **Redemption price per share is equal to the net asset value per share less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of the financial statements.

THE                     BEAR                    STEARNS                    FUNDS

                        Emerging Markets Debt Portfolio
                            STATEMENT OF OPERATIONS
                  FOR THE SIX MONTHS ENDED SEPTEMBER 30, 1995
                                  (UNAUDITED)

INVESTMENT INCOME
  Interest.................................................................             $1,982,584
                                                                                        ----------
EXPENSES
  Investment management fees...............................................  $ 144,758
  Legal and auditing fees..................................................     66,212
  Distribution fees........................................................     48,287
  Reports and notices to shareholders......................................     36,143
  Amortization of organization expenses....................................     27,351
  Accounting fees..........................................................     25,500
  Custodian fees and expenses..............................................     23,900
  Transfer agent fees and expenses.........................................     21,905
  Advisory fees............................................................     21,087
  State registration fees..................................................      9,554
  Insurance expenses.......................................................      9,335
  Trustees' fees and expenses..............................................      8,143
  Other....................................................................      6,202     448,377
                                                                             ---------
  Less: Waiver and reimbursements..........................................               (143,285)
  Less: Waiver of advisory fees............................................                (13,865)
                                                                                        ----------
        Total expenses.....................................................                291,227
                                                                                        ----------
  Net investment income....................................................              1,691,357
                                                                                        ----------
NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS
  Net realized loss on investment transactions.............................             (3,157,916)
  Net change in unrealized depreciation of investments.....................              7,821,645
                                                                                        ----------
  Net realized and unrealized gain on investments..........................              4,663,729
                                                                                        ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS.......................             $6,355,086
                                                                                        ----------
                                                                                        ----------

The accompanying notes are an integral part of the financial statements.

THE                     BEAR                    STEARNS                    FUNDS

                        Emerging Markets Debt Portfolio
                      STATEMENTS OF CHANGES IN NET ASSETS

                                                        FOR THE
                                                    SIX MONTHS ENDED      FOR THE
                                                     SEPTEMBER 30,       YEAR ENDED
                                                    1995 (UNAUDITED)   MARCH 31, 1995
                                                    ----------------   --------------

INCREASE/(DECREASE) IN NET ASSETS FROM
OPERATIONS
  Net investment income...........................    $ 1,691,357       $   3,470,129
  Net realized loss on investments and foreign
   currency related transactions..................     (3,157,916)         (4,013,591)
  Net change in unrealized depreciation of
   investments and translation of other assets and
   liabilities denominated in foreign
   currencies.....................................      7,821,645          (3,808,862)
                                                    ----------------   --------------
  Net increase/(decrease) in net assets resulting
   from operations................................      6,355,086          (4,352,324)
                                                    ----------------   --------------

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM
  Net investment income...........................     (1,688,766)         (3,383,801)
  Net realized gains..............................       --                (1,208,826)
                                                    ----------------   --------------
                                                       (1,688,766)         (4,592,627)
                                                    ----------------   --------------

SHARES OF BENEFICIAL INTEREST
  Net proceeds from the sale of shares of
   beneficial interest............................        789,534           3,774,802
  Cost of shares repurchased......................     (5,653,118)        (15,340,858)
  Shares issued in reinvestment of dividends......      1,147,031           2,869,124
                                                    ----------------   --------------
  Net decrease in net assets derived from shares
   of beneficial interest transaction.............     (3,716,553)         (8,696,932)
                                                    ----------------   --------------

  Total increase/(decrease) in net assets.........        949,767         (17,641,883)
                                                    ----------------   --------------

NET ASSETS
  Beginning of period.............................     28,048,770          45,690,653
                                                    ----------------   --------------

  End of period (including undistributed net
   investment income of $114,527 and $111,934,
   respectively)..................................    $28,998,537       $  28,048,770
                                                    ----------------   --------------
                                                    ----------------   --------------

The accompanying notes are an integral part of the financial statements.

THE                     BEAR                    STEARNS                    FUNDS

                      The Emerging Markets Debt Portfolio
                              FINANCIAL HIGHLIGHTS
   -------------------------------------------------------------------------
Contained below are per share operating performance data for each class of shares outstanding, total investment return ratios to average net assets and other supplemental data for the period. This information has been derived from information provided in the financial statements.
--------------------------------------------------------------------------------

                                                                FOR THE PERIOD
                                     FOR THE SIX MONTHS         JULY 26, 1995*                              FOR THE PERIOD
                                      ENDED SEPTEMBER         THROUGH SEPTEMBER         FOR THE YEAR        MAY 3, 1993**
                                          30, 1995                 30, 1995             ENDED MARCH         THROUGH MARCH
                                        (UNAUDITED)              (UNAUDITED)              31, 1995             31, 1994
                                          CLASS A                  CLASS C                CLASS A              CLASS A
                                     ------------------       ------------------       --------------       --------------
PER SHARE OPERATING PERFORMANCE
  Net asset value, beginning of
   period..........................       $  6.90                  $  7.81                $  8.98              $  9.55
                                          -------                  -------                -------              -------
  Net investment income(1).........          0.47                     0.24                   0.79                 0.66
  Net realized and unrealized
   gain/(loss) on investments,
   forward foreign currency
   contracts and translation of
   foreign currency related
   transactions(2).................          1.21                     0.30                  (1.85)               (0.55)
                                          -------                  -------                -------              -------
  Net increase/(decrease) in net
   assets from operations..........          1.68                     0.54                  (1.06)                0.11
                                          -------                  -------                -------              -------
  Dividends and distributions to
   shareholders from
  Net investment income............         (0.47)                   (0.24)                 (0.77)               (0.65)
  Net capital gains................       --                       --                       (0.25)               (0.03)
                                          -------                  -------                -------              -------
  Total dividends and distributions
   to shareholders.................         (0.47)                   (0.24)                 (1.02)               (0.68)
                                          -------                  -------                -------              -------
  Net asset value, end of period...       $  8.11                  $  8.11                $  6.90              $  8.98
                                          -------                  -------                -------              -------
                                          -------                  -------                -------              -------
  Total investment return(3)(5)....          8.73%                    6.85%                (13.07)%               0.36%
                                          -------                  -------                -------              -------
                                          -------                  -------                -------              -------
RATIOS/SUPPLEMENTAL DATA
  Net assets, end of period (000's
   omitted)........................       $28,969                  $    29                $28,049              $45,691
  Ratio of expenses to average net
   assets(1)(5)....................          2.00%(4)                 2.40%(4)               2.00%                2.00%(4)
  Ratio of net investment income to
   average net assets(1)(5)........         11.63%(4)                11.19%(4)               8.86%                7.24%(4)
  Decrease reflected in above
   expense ratios and net
   investment income due to waivers
   and reimbursements(5)...........          1.06%                   84.22%                  0.53%                0.33%
  Portfolio turnover rate(6).......        105.92%                  105.92%                 35.01%              100.85%

--------
 * Commencement of initial public offering.
** Commencement of investment operations.
(1)Reflects waivers and reimbursements.
(2)The amount shown for a share outstanding throughout the period is not in accord with the change in the aggregate gains and losses in investments during the period because of the timing of sales and repurchases of Portfolio shares in relation to fluctuating net asset value during the period.
(3)Total return does not consider the effects of sales loads or contingent deferred sales charges. Total return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns are not annualized.
(4)Annualized.
(5)The total investment return and ratios for class C shares are not necessarily comparable to those of class A, due to the timing difference in the commencement of the initial public offering of class C shares.
(6)Not annualized.

The accompanying notes are an integral part of the financial statements.

THE                     BEAR                    STEARNS                    FUNDS

                        Emerging Markets Debt Portfolio
                         NOTES TO FINANCIAL STATEMENTS

ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Bear Stearns Investment Trust (the "Trust") was organized as a Massachusetts business trust on October 15, 1992 and is registered with the Securities and Exchange Commission (the "Commission") under the Investment Company Act of 1940, as amended (the "Investment Company Act"), as an open-end management investment company. The Trust currently has one fund in operation, the Emerging Markets Debt Portfolio (the "Portfolio"), a non-diversified portfolio. On February 22, 1995, the Portfolio changed its name from the Emerging Markets Debt Fund. As of the date hereof, the Portfolio offers two classes of shares, which have been designated as class A and C shares. The class C shares commenced initial public offering on July 26, 1995.

ORGANIZATIONAL MATTERS--Prior to commencing investment operations on May 3, 1993, the Portfolio did not have any transactions other than those relating to organizational matters and the sale of 10,472 shares of beneficial interest of the Trust to Bear Stearns Funds Management Inc. ("BSFM" or the "Investment Manager"). Costs of $273,667 incurred by the Trust in connection with the organization, its registration with the Commission and with various states and the initial public offering of its shares have been deferred and are being amortized, using the straight-line method over the period of benefit not exceeding sixty months, beginning with the commencement of investment operations of the Portfolio. In the event that the Investment Manager or any transferee of the Investment Manager redeems any of its original shares prior to the end of the sixty month period, the proceeds of the redemption payable in respect of such shares shall be reduced by the pro rata share (based on the proportionate share of the original shares redeemed to the total number of original shares outstanding at the time of the redemption) of the unamortized deferred organization expenses as of the date of such redemption. In the event that the Portfolio is liquidated prior to the end of the sixty month period, the Investment Manager or the transferee of the Investment Manager shall bear the unamortized deferred organization expenses.

PORTFOLIO VALUATION--The Portfolio calculates the net asset value of and completes orders to purchase or repurchase Portfolio shares of beneficial interest on each business day, with the exception of those days on which the New York Stock Exchange is closed.

Securities which are listed on stock exchanges, whether U.S. or foreign, are valued at the last sale price on the day the securities are valued or, lacking any sales on such day, at the mean of the bid and asked prices available prior to the valuation. If on any business day a foreign securities exchange or foreign market is closed, the securities traded on such exchange or in such market will be valued at the last sale price reported on the previous business day of such foreign exchange or market. In cases where securities are traded on more than one exchange, the securities are generally valued on the exchange designated by the Board of Trustees of the Trust (the "Board of Trustees") or its delegates as the primary market. Securities traded in the over-the-counter market and listed on the NASDAQ are valued at the last trade price listed on the NASDAQ at 4:00 p.m.; securities listed on NASDAQ for which there were no sales on that day and over-the-counter securities are valued at the mean of the bid and asked prices available prior to valuation. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees. In making this determination the Board of Trustees will consider, among other things, publicly available information regarding the issuer, market conditions and values ascribed to comparable companies. In instances where the price determined above is deemed not to represent fair market value, the price is determined in such manner as the Board of Trustees may prescribe. The amortized cost method of valuation may also be used with respect to debt obligations with sixty days or less remaining to maturity, unless this method does not represent fair value. Any assets which are denominated in a foreign currency are converted into U.S. dollars at the prevailing market rates for purposes of calculating net asset value. Expenses and fees, including the investment advisory, administration and distribution fees, are accrued daily and taken into account for the purpose of determining the net asset value of the Portfolio's shares. Because of the differences in operating expenses incurred by each class, the per share net asset value of each class will differ.

INVESTMENT TRANSACTIONS AND INVESTMENT INCOME--Investment transactions are recorded on the trade date (the date on which the order to buy or sell is executed). Realized gains and losses from security and foreign currency transactions are calculated on the identified cost basis. Interest income is recorded on an accrual basis. Discounts are accreted as adjustments to interest income and identified costs of investments over the lives of the respective investments. The Portfolio's net investment income (other than distribution fees) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day (after adjusting for current capital share activity of the respective classes).

FOREIGN CURRENCY TRANSLATION--The books and records of the Portfolio are maintained in U.S. dollars as follows: (1) the foreign currency market value of investment securities and other assets and liabilities stated in foreign currencies are translated at the exchange rates prevailing at the end of the period; and (2) purchases, sales, income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions. The resulting exchange gains and losses are included in the Statement of Operations. The Portfolio does not generally isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of investments. However, the Portfolio does isolate the effect of fluctuations in foreign exchange rates when determining the gain or loss upon the sale or maturity of foreign currency-denominated debt obligations pursuant to U.S. federal income tax regulations; such amount is categorized as foreign exchange gain or loss for both financial reporting and income tax reporting purposes. There were no foreign exchange gains or losses for the period.

FORWARD FOREIGN CURRENCY CONTRACTS--The Portfolio is permitted to enter into forward foreign currency exchange contracts solely for purposes of protecting against adverse changes in foreign currency exchange rates. The Portfolio may enter into contracts to purchase foreign currencies to protect against a rise in the U.S. dollar price of securities it has purchased pending final settlement, or it may enter into contracts to sell foreign currencies to protect against the decline in value of its non-dollar denominated securities due to a decline in the value of foreign currencies against the U.S. dollar. When the Portfolio enters into a forward foreign currency exchange contract to buy a foreign currency, it will place cash or readily marketable securities in a segregated account of the Portfolio in an amount equal to the value of the Portfolio's total assets committed to the consummation of the forward contract. If the value of the securities placed in the segregated account declines, additional cash or securities will be placed in the account so that the value of the account will equal the amount of the Portfolio's commitment with respect to the contract. Investors should be aware that the forward currency market for the purchase of U.S. dollars in many emerging countries is not highly developed and that in certain emerging countries no forward market for foreign currencies currently exists or that such market may be closed to investment by the Portfolio. At September 30, 1995, the Portfolio held no such contracts.

U.S. FEDERAL TAX STATUS--The Portfolio intends to distribute substantially all of its taxable income and to comply with the other requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required. In addition, by distributing during each calendar year substantially all of its ordinary income and capital gains, if any, the Portfolio intends not to be subject to a U.S. federal excise tax. At March 31, 1995, the Portfolio had a capital loss carryforward of $463,150 available as a reduction, to the extent provided in regulations, of any future net capital gains realized before the end of fiscal year 2003. To the extent that the loss is used to offset future capital gains, it is probable that the gains so offset will not be distributed to shareholders. In accordance with U.S. federal tax regulations, the Portfolio has elected to defer $3,539,713 of realized losses arising after October 31, 1994. Such losses are treated for tax purposes as arising on April 1, 1995.

FOREIGN WITHHOLDING TAXES--Income received by the Portfolio from sources outside of the United States may be subject to withholding and other taxes imposed by countries other than the United States.

DIVIDENDS AND DISTRIBUTION--The Portfolio declares and pays dividends quarterly to shareholders substantially all of its net investment income. Distribution of net realized gains, if any, will be declared and paid at least annually. Dividends and distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

INVESTMENT MANAGER

Bear Stearns Funds Management Inc., a wholly-owned subsidiary of The Bear Stearns Companies Inc., serves as the Portfolio's investment manager pursuant to the Investment Management Agreement adopted by the shareholders of the Portfolio on May 4, 1995. For its investment management and administrative services, the Investment Manager receives from the Portfolio a monthly fee at an annual rate equal to 1.15% of the Portfolio's average daily net assets up to $50 million, 1.00% of the Portfolio's average daily net assets of more than $50 million but not in excess of $100 million and 0.70% of the Portfolio's average daily net assets above $100 million.

Prior to the adoption of the Investment Management Agreement with BSFM, BEA Associates ("BEA" or the "Adviser") served as investment adviser to the Portfolio pursuant to an Investment Advisory Agreement, and BSFM served as manager of the Portfolio pursuant to the Management Agreement. BEA received from the Portfolio a monthly fee equal to 0.80% of the Portfolio's average daily net assets up to $50 million, 0.70% of the Portfolio's average daily net assets of more than $50 million but not in excess of $100 million and 0.50% of the Portfolio's average daily net assets above $100 million. BSFM received from the Portfolio a monthly fee at an annual rate equal to 0.45% of the Portfolio's average daily net assets up to $50 million, 0.40% of the Portfolio's average daily net assets of more than $50 million but not in excess of $100 million and 0.30% of the Portfolio's average daily net assets above $100 million.

The Investment Manager has voluntarily undertaken to limit the Portfolio's expenses (exclusive of brokerage commissions, taxes, interest, and extraordinary items) to the maximum annual level of 2.00% of the average daily net assets of the Portfolio's class A shares (2.40% for class C shares), as did BEA and BSFM in their respective capacities prior to May 4, 1995. As necessary, this limitation is effected by waivers of fees. Accordingly, for the six months ended September 30, 1995, BSFM waived $143,285 of its investment management fees, and the Adviser waived $13,865 of its advisory fees for the period April 1, 1995 through May 3, 1995.

Each of the foregoing fees has been computed daily and paid monthly, and are subject to reduction in any year to the extent that the Portfolio's expenses (exclusive of brokerage commissions, taxes, interest, distribution-related expenses and extraordinary items) exceed the most stringent limits prescribed by the laws or regulations of any state in which the Portfolio's shares are offered for sale, based on the average total net asset value of the Portfolio.

DISTRIBUTION PLAN

The Trust on behalf of the Portfolio has entered into an amended and restated Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Investment Company Act. Upon adoption of the Plan by the shareholders of the Portfolio on May 4, 1995, the Plan has increased the amount of 12b-1 fees on the Portfolio's current shares, which have been designated class A shares, from an annual rate of 0.25% of the average daily net asset value of the Portfolio to an annual rate of 0.35% of the average daily net assets of the class A shares of the Portfolio. The Plan provides for 12b-1 fees on the class C shares at an annual rate of 0.75% of the average daily net assets of the class C shares. Despite the increase in fees under the amended and restated 12b-1 plan, the total operating expenses of the Portfolio have remained constant, as BSFM agreed to waive its fees to the extent necessary to maintain the total operating expenses at 2.00% per annum of the daily net asset value of the class A shares of the Portfolio (until such time as the average net assets of the Portfolio exceed $50 million or the total operating expenses are less than 2.00% per annum of the daily net asset value of the class A shares of the Portfolio; 2.40% per annum for class C shares). In addition, a higher level of 12b-1 fees will enable the Portfolio to offer improved shareholder services, such as lower investment minimums and the ability to exchange shares of the Portfolio with shares of the same class of certain other funds and portfolios affiliated with Bear Stearns. Class C shares commenced its initial public offering on July 26, 1995. Such fees are based on the average daily net assets in each class of the Portfolio and are paid monthly. For the six months ended September 30, 1995, Bear, Stearns & Co. Inc. ("Bear Stearns"), as distributor, earned $48,287 in distribution fees under the Plan and the 12b-1 plan in effect thereto. Bear Stearns uses these fees to pay dealers whose clients hold the Portfolio's shares and other distribution-related activities.

In addition, as distributor of the Portfolio, Bear Stearns collects the sales charge imposed on the sales of the Portfolio's class A shares and reallows a portion of such charges to dealers through which the sales are made. For the period April 3, 1995 through September 26, 1995, as a result of an undertaking by the Distributor, it reallowed all of the sales charges to dealers selling the Portfolio. In addition, Bear Stearns advanced 1.00% in sales commissions on the sale of class C shares to dealers at the time of such sales.

For the six months ended September 30, 1995, Bear Stearns has advised the Portfolio that it received approximately $13,000 in front-end sales charges resulting from sales of class A shares in the Portfolio. From these fees, Bear Stearns paid such sales charges to dealers which in turn paid commissions to salespersons. In addition, Bear Stearns has advised the Portfolio that during the period, it received no contingent deferred sales charges from class C shareholders.

INVESTMENTS IN SECURITIES

For U.S. federal income tax purposes, the cost of securities owned at September 30, 1995, was the same as the cost of securities for financial statement purposes.

At September 30, 1995, the net unrealized depreciation of investments of $2,063,661 was composed of gross appreciation of $430,100 for those securities having an excess of value over cost and gross depreciation of $2,493,761 for those investments having an excess of cost over value.

For the six months ended September 30, 1995, aggregate purchases and sales of portfolio securities (excluding short term securities) were $28,978,498 and $31,050,634, respectively.

SHARES OF BENEFICIAL INTEREST

At September 30, 1995, there was an unlimited amount of $0.001 par value shares of beneficial interest authorized of which Bear Stearns owned 12,645 class A shares (including 2,173 shares acquired through dividends reinvested). Transactions in shares of beneficial interest were as follows:

                                                            FOR THE PERIOD
                                     FOR THE SIX MONTHS     JULY 26, 1995*
                                           ENDED               THROUGH            FOR THE
                                     SEPTEMBER 30, 1995   SEPTEMBER 30, 1995     YEAR ENDED
                                          CLASS A              CLASS C         MARCH 31, 1995
                                        (UNAUDITED)          (UNAUDITED)          CLASS A
                                     ------------------   ------------------   --------------
Shares sold........................         99,939              3,519               499,765
Shares repurchased.................       (738,605)                 0            (1,878,080)
Shares reinvested..................        146,554                100               350,988
                                          --------              -----          --------------
Net increase/(decrease) in shares
 outstanding.......................       (492,112)             3,619            (1,027,327)
                                          --------              -----          --------------
                                          --------              -----          --------------

---------
* Commencement of initial public offering.

CREDIT AGREEMENT

The Trust (on behalf of the Portfolio) has entered into a credit agreement with The First National Bank of Boston. The Bear Stearns Funds, which consists of the Total Return Bond Portfolio, Small Cap Value Portfolio, Large Cap Value Portfolio, S&P STARS Portfolio and S&P STARS Fund are also parties to the credit agreement. The credit agreement provides that each portfolio party thereto is permitted to borrow an amount equal to the lesser of $5,000,000 or 5.0% of the assets of such portfolio. However, at no time shall the aggregate outstanding principal amount of all loans to any of the portfolios exceed $25,000,000. The line of credit will bear interest at the greater of: (i) the annual rate of interest announced from time to time from the bank at its head office as its Base Rate, or (ii) the Federal Funds Effective Rate plus 0.50%.

Each loan is payable on demand or upon termination of this credit agreement on January 23, 1996, or such earlier date on what the bank in its discretion shall have terminated the line of credit.

The Portfolio uses the facility to borrow money only for temporary or emergency (not leveraging) purposes. The Portfolio did not have any borrowing outstanding at September 30, 1995.

CONCENTRATION OF RISK

Investments in emerging markets debt involve special risks. The issuer of the debt of the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due in accordance with the terms of such debt, and the Portfolio may have limited legal recourse in the event of a default.

Certain emerging countries may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if a deterioration occurs in an emerging country's balance of payments or for other reasons, a country could impose temporary restrictions on foreign capital remittances. The Portfolio could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the Portfolio of any restrictions on investments.

Most securities markets in emerging market countries may have substantially less volume and are subject to less government supervision than U.S. securities markets. Securities of many issuers in emerging market countries may be less liquid and more volatile than securities of comparable domestic issuers. In addition, there is less regulation of securities exchanges, securities dealers, and listed and unlisted companies in emerging market countries than in the United States.

Forward contracts are subject to the risk that the counterparty to the contract will default on its obligations. A default on the contract would deprive the Portfolio of unrealized profits, the benefits of a currency hedge, increase transaction costs or force the Fund to cover its purchase or sale commitments, if any, at the current market price. The Portfolio will not enter into such transactions unless the credit quality of the unsecured senior debt or the claims-paying ability of the counterparty is considered to be investment grade by BSFM.

Securities denominated in currencies other than U.S. dollars are subject to changes in value due to fluctuations in exchange rates.